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                                                                   EXHIBIT 23.3

               CONSENT OF SPECIAL COUNSEL FOR KOPIN CORPORATION

  We consent to the references to our firm under the caption "Experts" contained in the Registration Statement on Form S-3 of Kopin Corporation and the Prospectus forming a part thereof.

                                          Hamilton, Brook, Smith & Reynolds,
                                           P.C.

                                                   /s/ David E. Brook
                                          By: _________________________________
                                                      David E. Brook

Dated: December 9, 1997